THIRD AMENDMENT


                  THIRD AMENDMENT, dated as of September 21, 2004 (this "Amendment"), to the Credit Agreement, dated as of February 14, 2003, as amended by the First Amendment, dated as of July 2, 2003 and the Second Amendment, dated as of May 14, 2004 (the "Credit Agreement"), among AMERICAN SKIING COMPANY ("ASC"), the Subsidiary Borrowers (as defined in the Credit Agreement) from time to time parties thereto, the several banks and other financial institutions from time to time parties thereto (the "Lenders"), and GENERAL ELECTRIC CAPITAL CORPORATION ("GECC"), as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :
                               - - - - - - - - - -

                  WHEREAS, the Borrowers have requested that the Lenders agree to amendments to certain provisions of the Credit Agreement; and

                  WHEREAS, the Lenders are willing to agree to the requested amendments, on and subject to the terms and conditions contained herein;

                  NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

                  1. Defined Terms. Terms used herein but not defined shall have the meanings given to them in the Credit Agreement as amended hereby.

                  2. Amendment to Section 7.5 (Disposition of Property) of the Credit Agreement. Section 7.5 of the Credit Agreement is hereby amended by replacing clause (e) thereof in its entirety with the following:

                           (e) the Disposition of Non-Operating Assets for fair
                  market value cash consideration not to exceed $2,000,000 in the aggregate for any fiscal year of ASC (or not to exceed $11,000,000 in the aggregate for the fiscal year of ASC beginning on July 26, 2004, to the extent such Non-Operating Asset Sale Proceeds for such fiscal year are applied in accordance with the proviso to Section 7.1(a) or to Capital Expenditures in accordance with Section 7.7); provided that such $2,000,000 (or $11,000,000) limit may be exceeded in any fiscal year with the written consent of the Administrative Agent;

                  3. Amendment to Section 7.7 (Capital Expenditures) of the Credit Agreement. Section 7.7 of the Credit Agreement is hereby amended by replacing the text of such Section in its entirety with the following:

                           7.7 Capital Expenditures. Make or commit to make any
                  Capital Expenditure, except Capital Expenditures of the Borrowers in the ordinary course of business made while no Event of Default has occurred and is continuing not exceeding in any fiscal year of ASC the sum of (x) $8,500,000, (y) an amount equal to 50% of the aggregate excess of LTM EBITDA for each quarter of the prior fiscal year over the minimum LTM EBITDA required by Section 7.1(a) for such quarter (without adding in any Non-Operating Asset Sale Proceeds as specified in the proviso to such Section) and (z) an amount equal to Non-Operating Asset Sale Proceeds received during such fiscal year in excess of the aggregate amount of such proceeds applied to satisfy the minimum LTM EBITDA requirements of
                  Section 7.1(a) for each quarter of such fiscal year, up to a maximum of $1,000,000 for this clause (z); provided, that any such amount referred to above, if not so expended in the fiscal year for which it is permitted, may be carried over for expenditure in the first fiscal quarter of the next succeeding fiscal year; and provided, further, that, for the fiscal year beginning on July 26, 2004, the Borrowers shall be permitted to make up to an additional $3,000,000 in the aggregate of Capital Expenditures pursuant to clause (z) above (in addition to the $1,000,000 already permitted by such clause) to the extent of additional Non-Operating Asset Sale Proceeds received by the Borrowers during such fiscal year meeting the requirements of such clause, so long as such Capital Expenditures are for the items described on Schedule 7.7, and for each such described item, the amount expended on such item does not exceed the amount set forth on such Schedule for such item.

                  4. Addition of Schedule 7.7. The Credit Agreement is hereby amended by adding a new Schedule 7.7 thereto, as set forth in Schedule 7.7 to this Amendment.

                  5. Conditions to the Effectiveness of the Amendment. This Amendment shall become effective as of the first date each of the conditions precedent set forth below shall have been fulfilled:

                  (a) Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each Borrower and the Required Lenders.

                  (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the amendments effected hereby.

                  (c) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents and herein shall be true and correct on and as such date as if made on and as of such date after giving effect to the amendments effected hereby.

                  (d) Amendment Fee. The Administrative Agent shall have received an amendment fee of $75,000 from the Borrower, to be divided ratably among the Lenders executing this Amendment.

                  6. Payment of Expenses. ASC agrees to pay or reimburse the Administrative Agent and the Lenders for all of their reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including the fees and expenses of Simpson Thacher & Bartlett, counsel to the Administrative Agent.

                  7.  Loan Document; No Other Amendments.

                  (a) The Borrowers and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

                  (b) Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  8. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  (a) The parties hereto may execute this Amendment in any number of separate counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                      AMERICAN SKIING COMPANY, as a Borrower


                                      By: /s/Foster A. Stewart, Jr.
                                      ------------------------------------------
                                          Name:  Foster A. Stewart, Jr.
                                          Title: Senior Vice President

                                      AMERICAN SKIING COMPANY RESORT
                                       PROPERTIES, INC.,
                                      ASC LEASING, INC.
                                      ASC UTAH
                                      DOVER RESTAURANTS, INC.
                                      KILLINGTON, LTD.
                                      KILLINGTON RESTAURANTS, INC.
                                      L.B.O. HOLDING, INC.
                                      MOUNT SNOW LTD.
                                      MOUNTAINSIDE
                                      PERFECT TURN, INC.
                                      PICO SKI AREA MANAGEMENT COMPANY
                                      S-K-I LTD.
                                      STEAMBOAT SKI & RESORT CORPORATION
                                      SUGARLOAF MOUNTAIN CORPORATION
                                      SUNDAY RIVER LTD. and
                                      SUNDAY RIVER SKIWAY CORPORATION, as
                                      Subsidiary Borrowers


                                      By: /s/Foster A. Stewart, Jr.
                                      ------------------------------------------
                                          Name:  Foster A. Stewart
                                          Title: Senior Vice President, General
                                                 Counsel and Secretary

                                      GENERAL ELECTRIC CAPITAL CORPORATION, as
                                      Administrative Agent and as a Lender


                                      By: /s/Jennifer Lane
                                      ------------------------------------------
                                          Name:  Jennifer Lane
                                          Title: Senior Risk Manager

                                      CAPITALSOURCE FINANCE LLC, as a Lender


                                      By: /s/ [illegible]
                                      ------------------------------------------
                                          Name:
                                          Title:

                                      TRS 1 LLC, as a Lender


                                      By: /s/Edward Schaffer
                                      ------------------------------------------
                                          Name:  Edward Schaffer
                                          Title: Vice President

                                      COOKSMILL, as a Lender
                                      c/o Scotiabank (Ireland) Limited
                                      IFSC House, Custom House Quay
                                      Dublin 1
                                      Ireland


                                      By: /s/C.H. Sinnamon
                                      ------------------------------------------
                                          Name:  C.H. Sinnamon
                                          Title: Authorized Signatory

                                      BERNARD NATIONAL LOAN INVESTORS, LTD, as a
                                      Lender


                                      By: /s/ [illegible]
                                      ------------------------------------------
                                          Name:
                                          Title:



                                      BERNARD LEVERAGED LOAN INVESTORS, LTD, as a Lender


                                      By:
                                      ------------------------------------------
                                          Name:
                                          Title:

                                                                    SCHEDULE 7.7


                   ADDITIONAL CAPITAL EXPENDITURE REQUIREMENTS


          -----------------------------------------------------------
          Additional Capital                             Total
          Expenditure Requirements                  (in thousands)

          ST Burgess Creek Lift                           1,300
          CY Golden Eagle                                   150
          KL Pipe                                         2,200
          KL Phone Switch Upgrade                           175
          SL Sand/Salt Shed                                 175
                                                      ---------

                            Grand Total                   4,000